Exhibit 10.26.25+

AMENDMENT NO. 25
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 25 (“Amendment”), effective as of __1/1/2018___ (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and Telenav, Inc. (“Supplier” or “Telenav”), a Delaware corporation with its principal office at 4655 Great America Parkway, Suite 300, Santa Clara, CA 95054, on behalf of itself and the Telenav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties wish to extend the Agreement for CY19 and CY20.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	In Attachment V, Section 3, under the heading “[*****]”, delete the following [*****] for [*****] ([*****]):

“[*****] ([*****])

2018
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
“

and replace it with the following:

“[*****] ([*****])

	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“

2.	In Attachment V, Section 3, under the heading “[*****]”, delete the [*****]column from the following [*****]:

“[*****]

Includes [*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
“

3.	In Attachment V, Section 3, under the heading “[*****]”, delete the following [*****] [*****] for [*****]:

“[*****]

2018
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
“

and replace it with the following:

“[*****]

	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]		[*****]
[*****]		[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.	In Attachment V, at the end of Section 3, add the following:

[*****] and [*****]fees – [*****]

CY	2019
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] and [*****]fees – [*****]

CY	2019
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] fees – [*****]

CY	2019
[*****]	[*****]
[*****]	[*****]

•	Telenav Pricing Assumptions:

o	Currency: Prices quoted in USD for all geographic regions.

o	[*****] [*****] will apply to [*****] until Telenav and Ford [*****] on [*****].

◦	Telenav will provide [*****] for each Ford [*****] for [*****]from the [*****] of such [*****].

◦	* In the event Ford [*****], pricing shall [*****].

5.	In Attachment V, at the end of Section 3, add the following:

[*****]Fees:
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2019
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]fee for [*****]
2019
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

2019
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****] for [*****]
2019
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2019
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****] for [*****]
2019
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

2019
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****] for [*****]
2019
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

2019
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*****]	[*****] for [*****]
2019
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

2019
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

* Payment for [*****] of [*****] ([*****] outlined in [*****]):

•	For the [*****]on or after [*****], the [*****] pricing shall be as specified in the [*****]table (reproduced below for reference).

•	The [*****], [*****], and [*****] prices shall become effective only [*****] are [*****] and [*****].

•	[*****] Table ([*****]on [*****]on or after [*****]):

2,017
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

* For reference purposes, the [*****] was [*****]:

•	[*****] of [*****]:

o	[*****] = [*****]Units to [*****]= [*****]

[*****]	[*****] for [*****]
2019
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*****]

2019
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

•	[*****] includes, [*****], [*****], [*****], and [*****].

•	[*****] Pricing assumptions:

o	Currency: Prices quoted in USD for all geographic regions.

o	[*****]pricing will [*****] to until Telenav and Ford [*****] on [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.	In Attachment V, after Section 15, add the following new section:

16. For purposes of this Amendment No. 25, the parties [*****] and agree to [*****] the [*****] of the [*****] listed below and the [*****] with these [*****] shall be
[*****].

Amend	[*****]	[*****]	Description	[*****]	[*****] comments
#25	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
	[*****]			[*****]

#25	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
	[*****]			[*****]

#25	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
	[*****]			[*****]

7.	Exhibit A of Attachment XIII is hereby deleted in its entirety and replaced with the amended Exhibit A, attached hereto.

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY By: /s/ Melissa Sheahan (Signature) Name: Melissa Sheahan (Printed Name) Title: Software Buyer Date: 3/27/18	TELENAV, INC. By: /s/ Michael Strambi (Signature) Name: Michael Strambi (Printed Name) Title: Chief Financial Officer, Telenav, Inc. Date: 3/28/18

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A TO ATTACHMENT XIII

Statement of Work
For

Ford SYNC [*****]
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Table of Contents
1Scope and Background    3
1.1Lexicon    3
1.2References    4
2Features and Requirements    5
3Project Timelines and Feature Deliverables    6
4Software Deliverables    6
5Change Request / Change Management    7
6Quality Validation Process    7
6.1[*****]    7
6.2[*****]Analysis    8
[*****]Analysis [*****].    8
7Release and Acceptance    8
7.1[*****]    8
7.2Acceptance    8
8Dependencies    8
9Scope and Background    12
9.1Lexicon    12
9.2References    12
10Features and Requirements    13
11Project Timelines and Feature Deliverables [*****]    13
12Software Deliverables    14
13Change Request / Change Management    14
14Quality Validation Process    15
14.1[*****]    15
14.2[*****]Analysis    15
[*****]Analysis [*****].    15
15Release and Acceptance    15
15.1[*****]    15
15.2Acceptance    15
16Dependencies    16

1	Scope and Background

The objective of this Statement of Work (“SOW”) is to define Telenav’s tasks of constructing the embedded real-time navigation system [*****] to provide high performance real-time [*****]navigation, visual and audio guidance, and up to date information of map data and dynamic content.

This scope of this SOW [*****] addresses work [*****]and provide[*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

This SOW identifies the assumptions, background, and constraints on the development of the navigation system, and describes the tasks Telenav will perform in order to deliver [*****]navigation system to Ford. Unless otherwise indicated, all Developed Software delivered under this SOW is paid for and owned by Ford, pursuant to the terms and conditions of the SYNC 3 ROW (MY17) On-Board Navigation Agreement between Ford and Telenav.

1.1    Lexicon

Word or Phrase	Interpretation
Engineering Spec	Ford’s Engineering Spec, reference #1
SYNC	The automobile resident interactive platform that will host the Navigation Client.
Human Machine Interface (HMI)	Human Machine Interface implementation owned by [*****]
Voice User Interface (VUI)	Voice-based User Interface owned by Nuance
Voice Control Application (VCA) data	The data transformed by Telenav per agreed VCA specifications and provided to Nuance to generate Voice grammars
Navigation Plug-in	Software module that is installed in the SYNC platform in the automobile that supports features in the Engineering Spec.
Navigation APIs	The Application Program Interfaces provided by the Navigation Plug-in to access Navigation features supported in the Navigation Plug-In
Navigation Display	Telenav implementation of navigation screen, residing underneath HMI layer
Text to Speech (TTS) engine	Embedded text-to-speech engine owned by Nuance
GPSM	The GPS Module providing location related information for real-time navigation
Sirius Radio	The source of dynamic data via satellite radio
1.2    References

2	Features and Requirements

[*****]

3	Project Timelines and Feature Deliverables [******]

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4	Software Deliverables

[*****]

The Developed Software to be provided under this SOW shall be as follows:

[*****]

5	Change Request / Change Management

[*****]

6	Quality Validation Process
6.1 [*****]

[*****]

6.2    [*****]Analysis
[*****]

7	Release and Acceptance

7.1    [*****]
[*****]
7.2    Acceptance
[*****]

8	Dependencies

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.